                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2002
                                                          --------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                1-13794                              13-3818402
               --------                                -------                              ----------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----

(Address of Principal Executive Offices)                                             (Zip Code)
                                  Registrant's telephone number, including area code: (609) 441-8406
                                                                                      --------------

                                     TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                                     --------------------------------------------
                                  (Exact Name of Registrant as Specified in Charter)

               Delaware                                33-90786                             13-3818407
               --------                                --------                             ----------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----

(Address of Principal Executive Offices)                                             (Zip Code)
                                  Registrant's telephone number, including area code: (609) 441-8406
                                                                                      --------------

                                      TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                                      -------------------------------------------
                                   (Exact Name of Registrant as Specified in Charter)


               Delaware                              33-90786-01                            13-3818405
               --------                              -----------                            ----------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                            08401
-----------------------------                                                        -----
(Address of Principal Executive Offices)                                             (Zip Code)

                                  Registrant's telephone number, including area code: (609) 441-8406
                                                                                      --------------

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated April 24, 2002, issued by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1 News Release, dated April 24, 2002, of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRUMP HOTELS & CASINO RESORTS, INC.

Date: April 24, 2002          By: /s/ JOHN P. BURKE
                                 -----------------------------------------------
                              Name:    John P. Burke
                              Title:   Executive Vice President and Corporate
                                       Treasurer


                              TRUMP HOTELS & CASINO RESORTS
                              HOLDINGS, L.P.

                              By: Trump Hotels & Casino Resorts, Inc., its
                                  general partner

Date: April 24, 2002          By: /s/ JOHN P. BURKE
                                 -----------------------------------------------
                              Name:    John P. Burke
                              Title:   Executive Vice President and Corporate
                                       Treasurer


                              TRUMP HOTELS & CASINO RESORTS
                              FUNDING, INC.

Date: April 24, 2002          By: /s/ JOHN P. BURKE
                                 -----------------------------------------------
                                       Name:    John P. Burke
                                       Title:   Executive Vice President and
                                                Corporate Treasurer

                                  EXHIBIT INDEX


Exhibit No.        Description                                                                       Page No.
-----------        -----------                                                                       --------
99.1               News Release, dated April 24, 2002, of Trump Hotels & Casino Resorts, Inc. and
                   Trump Hotels & Casino Resorts Holdings, L.P.